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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 30, 2006

                                IndyMac ABS, Inc.
      IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1

             (Exact Name of Registrant as Specified in its Charter)

                                      333-127617
         Delaware                    333-127617-08             95-4685267
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(State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)          Identification No.)


             155 North Lake Avenue
           Pasadena, California 91101                                 10019
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    (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (626) 535-5555

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDYMAC ABS, INC.

                                   By: Victor H. Woodworth
                                       -----------------------------------------
                                       Name: Victor H. Woodworth
                                       Title: Vice President and Legal Counsel

Dated: March 30, 2006




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                                  EXHIBIT INDEX

Exhibit No.     Description
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25.1            Statement of Eligibility of Deutsche Bank National Trust Company
                on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.